EXHIBIT 99.1   Promissory Note


                         SECURED 2-YEAR PROMISSORY NOTE


US$575,000.00                                               Cooper City, Florida
May 30th, 2007

For value received, the receipt of which is hereby acknowledged, China Direct Trading Corporation, a Florida corporation, (OMakerO) hereby agrees and promises to pay to Howard Ullman or his order or assign (collectively, the OHolderO), or its registered assigns, the principal sum of FIVE HUNDRED AND SEVENTY FIVE DOLLARS AND NO CENTS ($575,000.00) (the OPrincipalO). Interest shall accrue from the date of this Note on the unpaid principal amount at a rate equal to TEN and ..449 PERCENT (10.459%) simple interest per annum (OInterestO). The Interest rate shall be computed on the basis of the actual number of days elapsed and a year of 360 days. This Secured Promissory Note (ONoteO) is subject to the following terms and conditions.

1. PAYMENT; MATURITY.
(a) Payment. The Holder shall pay Interest and Principal payments on a calendar monthly basis of FIVE THOUSAND ELEVEN DOLLARS AND SIXTY CENTS ($5,011.60), with each payment being due on the first business day of each calendar month Payments shall be made to Howard Ullman's Merrill Lynch Account, specified in Exhibit One hereto.
(b) Unpaid Principal and Interest thereon shall be due and payable in full on May 30, 2009 (OMaturity DateO). If the unpaid Principal and Interest is not paid in full by the Maturity Date, then the monthly installments of Principal and Interest shall be increased to FIVE THOUSAND EIGHT HUNDRED AND TWENTY FOUR DOLLARS AND TWENTY FOUR CENTS ($5,824.24) for the six (6) calendar months from June 2009 through December 2009. (c) If the unpaid Principal and Interest is not paid by December 31, 2009, then the monthly installments of Principal and Interest shall increase to SIX THOUSAND THREE HUNDRED AND FIFITY DOLLARS AND NO CENTS ($6,350.00), which payments shall commence on January 1, 2010 and continue till all unpaid Principal and Interest is paid in full.
(d) If agreed by the Holder, Maker may pay off the loan at maturity in stock in lieu of cash in "restricted shares" (as defined in Rule 144 under the Securities Act of 1933, as amended) of Maker's Common Stock, $0.0001 par value, (OShare(s)O) or a combination of cash and Shares. Any Shares issued hereunder shall have a value of twenty cents ($0.02) per share for purposes of calculating the amount of Principal or Interest paid by the issuance of each Share. Any Shares issued as payment of this Note shall have piggyback registration rights (excepting the filing of any Form S-8 or Form S-4).
(e) Notwithstanding the foregoing, the entire unpaid Principal sum of this Note, together with accrued and unpaid Interest thereon, shall become immediately due and payable upon demand by the Holder at any time on or following the occurrence of any of the following events of default:

(i) Maker fails to make pay in full any monthly installment payment of Principal and Interest within ten (10) days of the due date;

(ii)     the sale of all or substantially all of the Maker's assets;

(iii) any merger or consolidation of the Maker in which the Maker is not the surviving company;

(iv) the sale of more than 50% of the outstanding shares of Maker common stock to a third party in a transaction or series of transactions that are not approved by the Maker's board of directors and shareholders;

(v) the inability of the Maker to pay its debts as they become due for three or more fiscal quarters;

(iv) the dissolution, termination of existence, or appointment of a receiver, trustee or custodian, for all or any material part of the property of, assignment for the benefit of creditors by, or the commencement of any proceeding by the Maker under any reorganization, bankruptcy, arrangement, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect;

(v) the execution by the Maker of a general assignment of its assets for the benefit of creditors;

(vi) the commencement of any proceeding against the Maker under any reorganization, bankruptcy, arrangement, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, which is not cured by the dismissal thereof within sixty (60) days after the date commenced; or

(vi) the appointment of a receiver or trustee to take possession of the property or assets of the Maker.

2. PAYMENT; PREPAYMENT. All payments of Principal and Interest shall be made in lawful money of the United States of America at such place as the Holder hereof may from time to time designate in writing to the Maker. Payment shall be credited first to the accrued interest then due and payable and the remainder applied to principal. Prepayment of this Note may require a penalty.

3. TRANSFER; SUCCESSORS AND ASSIGNS . The terms and conditions of this Note shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. This Note may be transferred only upon surrender of the original Note for registration of transfer, duly endorsed, or accompanied by a duly executed written instrument of transfer in form satisfactory to the Maker. Thereupon, a new note for the same principal amount and accrued interest will be issued to, and registered in the name of, the transferee. Interest and principal are payable only to the registered holder of this Note.

4. GOVERNING LAW . This Note and all acts and transactions pursuant hereto and the rights and obligations of the Maker and Holder shall be governed, construed and interpreted in accordance with the laws of the State of Florida, without giving effect to principles of choice of law or conflicts of law.

5. NOTICES. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or 48 hours after being deposited in the U.S. mail as certified or registered mail with postage prepaid, if such notice is addressed to the party to be notified at such party's address or facsimile number as set forth below or as subsequently modified by written notice.

MAKER: CHDT 10400 Griffin Rd. Suite 109, Cooper City, Fl. 33328
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HOLDER: Howard Ullman, 5000 Thoroughbred lane, Southwest Ranches, Fl. 33330

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6.  AMENDMENTS  AND WAIVERS . Any term of this Note may be amended only with the written consent of the Maker and the Holder. Any amendment or waiver effected in accordance with this Section 6 shall be binding upon the Maker, the Holder and each transferee of this Note.

7. PRE-PAYMENT. Maker may pay this Note in whole or in part without penalty or premium at any time prior to the Maturity Date, including by offsetting amounts owed from Holder or its subsidiaries to Maker. Any payment of Principal by the Maker shall be accompanied by all accrued and unpaid interest on the Principal being repaid. Maker shall note all partial payments of Principal and accompanying payments of interest on the face or reverse side of this Note.

8. COSTS. Debtor agrees to pay all costs, charges and expenses incurred by Holder and its assigns (including, without limitation, costs of collection, court costs and reasonable attorneys' fees and disbursements) in connection with the enforcement of Holder's rights under this Note. Presentment for payment, protest, notice of protest and notice of nonpayment are hereby waived by the Maker.

9. DEBT UNCONDITIONAL. Maker's obligations hereunder shall be absolute and unconditional, shall not be subject to any setoff or counterclaim and shall not be affected by any re-characterization (whether as equity or otherwise, whether in connection with a bankruptcy or insolvency proceeding or otherwise, and whether by order of a court, by any governmental agency or otherwise).

10. SECURITY INTEREST . This Note is secured by the accounts receivable of the Maker up to the amount of the unpaid Principal and a reserve of 5 million OrestrictedO Shares (OCollateralO). The Maker shall cooperate fully with the Holder in filing a senior, first, floating lien and security agreement with the appropriate governmental authorities to record and establish the Holder's security interest in the Collateral.

11. COUNTERPARTS . This Note may be executed in any number of counterparts, each of which will be deemed to be an original and all of which together will constitute a single agreement.

12. ACTION TO COLLECT ON NOTE. If action is instituted to collect on this Note, the Maker promises to pay all costs and expenses, including reasonable attorney's fees, incurred in connection with such action.

13. LOSS OF NOTE . Upon receipt by the Maker of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and indemnity satisfactory to the Maker (in case of loss, theft or destruction) or surrender and cancellation of such Note (in the case of mutilation), the Maker will make and deliver in lieu of such Note a new Note of like tenor.

14. ESTOPPEL CERTIFICATE. Maker agrees to sign the Estoppel Certificate attached hereto as Exhibit Two concurrently with the Note and to deliver the signed Estoppel Certificate with the signed Note to the Holder.

This Note was entered into as of the date first set forth above.

CHINA DIRECT TRADING CORP., a Florida corporation


By: _____________________________________________

         Name/Title:____________________________________


STATE OF FLORIDA,
CITY/COUNTY OF ______________:

Before me, the undersigned Notary Public, came _______________________ on this __ day of _______________2007, and, being duly sworn, did state under oath that the foregoing note is a valid corporate debt of China Direct Trading Corp. that he is authorized by the board of directors of said corporation to sign the foregoing note on behalf of said corporation and that his signature is binds said corporation to pay the debts evidenced by the foregoing note.


                                    -------------------------------------------
                                    Notary Public

My commission expires on ________________________.                       SEAL


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EXHIBIT ONE


ACCOUNT:


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EXHIBIT TWO:


                              ESTOPPEL CERTIFICATE

         China Direct Trading Corporation, a Florida corporation ("Company"), or its assigns or order of Howard Ullman or his order (the "Holder") in the amount of FIVE HUNDRED SEVENTY FIVE THOUSAND DOLLARS AND NO CENTS ($575,000.00) (as adjusted in accordance with the terms of the Promissory Note, dated May 30,
2007) ("Claim"), which debt consists of money loaned to the Company by the Holder.

         Neither the Company nor its officers, directors, shareholders, employees, agents and representatives have any claims against the Holder or any business association owned or controlled by the Holder, and has no defense to, or counterclaims or setoff, against, the Claim.

                                            MAKER:  CHINA DIRECT TRADING CORP.

                                         By: ___________________________________

                                           Name/Title: _________________________

Date Signed:  May 30, 2007